PREPAID EQUIPMENT COST	12 Months Ended
Dec. 31, 2013
Prepaid Equipment Cost [Abstract]
PREPAID EQUIPMENT COST
12.	PREPAID EQUIPMENT COST

On May 12, 2013, the Group entered into an agreement with Elec-Tech International Co., Ltd. ("Elec-Tech") to exchange the equity interests of GreatView Media, one of the VIE's subsidiaries, with LED screens from Elec-Tech, pursuant to which Elec-Tech would totally invest $104,000 (equivalent to RMB640 million) to purchase approximately 21.27% of the equity interest of GreatView Media, in exchange, GreatView Media undertook to exclusively use the equal amounts of such injections to purchase LED screens from Elec-Tech or its subsidiaries. Therefore, the Group considered this transaction as a nonmonetary transaction. The Group measured the fair value of equity interests surrendered based on the fair value of LED screens received, which is more clearly determinable. The details of fair value measurement are disclosed in Note 17. The Group would not recognize any gain or loss from this transaction.

As of December 31, 2013, Elec-Tech had injected total $57,217 into GreatView Media, of which $56,113 was recorded as additional paid-in capital, and the Group has purchased 1,000 sets of LED screens in total from Elec-Tech, amounting to $49,415 for its gas station media business. As of December 31, 2013, all purchased equipment were still in the process of installment, therefore, were recognized as prepaid equipment costs. As of March 31, 2014, the Group has installed more than 300 LED screens.